SCHEDULE OF LONG TERM BORROWINGS (Details) - Seamless Group Inc [Member] - USD ($)		Dec. 31, 2023	Dec. 31, 2022
2024		$ 9,031,383
2025		466,188
2026
2027		2,040,786
Total	[1]	$ 11,538,357	$ 12,305,279

[1]	As of December 31, 2023 and 2022, the Company obtained several unsecured long-term loans for two to five years. Interest rates ranged from 12.0% to 24.0% and 2.5% to 24.0% per annum, respectively. As of December 31, 2023 and 2022, the weighted average interest rate of these borrowings was 13.1% and 15.5% per annum, respectively. The borrowings are denominated in HK$ and US$.